UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-08231

SPIRIT OF AMERICA INVESTMENT FUND, INC.

(Exact name of registrant as specified in charter)

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Address of principal executive offices) (Zip code)

Mr. David Lerner

David Lerner Associates

477 Jericho Turnpike

P.O. Box 9006

Syosset, NY 11791-9006

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-516-390-5565

Date of fiscal year end: November 30

Date of reporting period: November 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT

NOVEMBER 30, 2020

Spirit of America
Energy Fund

MESSAGE TO OUR SHAREHOLDERS (UNAUDITED)

Dear Shareholder,

We would like to start off by thanking you, our clients, for investing in the Spirit of America Energy Fund. We believe that the future of energy is bright. American energy independence has finally arrived at our doorstep and it is a welcomed and imminent event. We believe as American energy continues to assert itself on the world stage, the benefits could be substantial.

When we first began this fund in July of 2014 we believed that there has always been a strong and consistent demand for energy; that new sources of energy were creating investment opportunities; and that there was potential for long term growth in the energy sector. This vision is still firmly in place.

The Spirit of America Energy Fund’s investment philosophy moving into 2021 will be to continue to invest in the energy infrastructure of our country. We believe there is long term value to investing in companies that are involved in the midstream oil and gas sector. We are dedicated to diligently focusing on quality companies with the potential for long term growth.

We thank you for your support and look forward to a prosperous and successful 2021.

Sincerely,

David Lerner President Spirit of America Investment Fund, Inc.	Doug Revello Portfolio Manager

ENERGY FUND	1

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED)

Economic Summary

At the end of November, the U.S. Bureau of Economic Analysis released its second reading of the third quarter of 2020 gross domestic product (GDP) updating the estimate to a 33.1% pace. This was unrevised from than the initial rate which was also 33.1% in the third quarter of 2020. The reason for the same GDP reading was the upward revisions to nonresidential fixed investment, residential fixed investment, and exports were offset by downward revisions to state and local government spending, private inventory investment, and personal consumption expenditures.

The U.S. Bureau of Labor Statistics reported the U.S. economy added 245,000 nonfarm payroll jobs in November. The improvements in the labor market reflect the continued hope for resumption of economic activity that had previously been truncated due to the Covid-19 pandemic. The unemployment rate dropped down to 6.7%. Average hourly earnings for all employees, a closely watched sign of whether inflation pressures are building, rose by 9 cents to $29.58.

The minutes released in early December of the most recent Federal Open Market Committee (FOMC) revealed that officials voted unanimously to maintain interest rates at 0.10%. The Federal Reserve remained committed to using its full range of tools to support the U.S. economy during the ongoing pandemic by deploying maximum employment and price stability goals. The Committee stated they seek to achieve maximum employment and inflation at the same rate of 2% and continue that goal for the long run. The Committee decided to keep the target range for federal funds at 0 to 0.25% and expects to maintain this target range until labor conditions reach what they deem consistent levels.

Market Commentary

During the Fund’s fiscal year ended November 30, 2020, the S&P 500 provided a total return of 17.46%. The Alerian MLP Index, a leading gauge of energy MLPs, had a total return of (24.67)% over the fiscal year 2020. The Standard and Poor’s 500 Energy Index had a total return of (32.64)%. At the same time oil prices rose with U.S. crude oil closing at $45.35 on November 30th, up significantly from its low of $37.63 on April 20, 2020.

The Energy Information Administration (EIA) reported in November that they expected oil demand to decrease by 8.8 million barrels per day (mb/d) by year end 2020 and then rise by 5.8 million barrels per day in 2021. Vaccines are unlikely to significantly boost demand until well into next year. Global oil supply rose by 0.2 mb/d month over month to 91.2 mb/d in October as the world recovered from hurricanes. Oil prices surged with the price of Brent Crude Oil rising to over $45 per barrel. The combination of weaker demand and rising oil supply provided a difficult backdrop before the OPEC+ meeting scheduled for December 1.

On March 11, 2020, the World Health Organization announced that it had made the assessment that COVID-19 can be characterized as a pandemic. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Fund Summary

The Spirit of America Energy Fund, (the “Fund”), remained diversified across many U.S. geographic areas, with a heavy focus on midstream MLPs. The Fund had a total return of (29.75)% (no load, gross of fees) for fiscal year ended November 30, 2020. This compares to the 17.46% returned by its benchmark, the S&P 500 Index, for the same period. Including sales charge and expenses, as of November 30, 2020 the Fund’s Class A Shares fiscal year return was (34.71)%. The Fund’s underperformance relative to its benchmark was principally due to its focus solely on the energy segment of the market compared to the S&P 500 which is a broader perspective.

2	SPIRIT OF AMERICA

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (UNAUDITED) (CONT.)

While the Fund underperformed the benchmark S&P 500 Index, it did outperform the S&P 500 Energy Index which is solely dedicated to the energy sector. The Fund’s allocations to the Integrated Electric Utilities and the Power Generation sectors contributed most to the Fund’s performance. The Fund’s allocations to the Oil & Gas Exploration and Production, or “upstream,” and the Oil and Gas Storage & Transportation, part of the “midstream” sector classified holdings, were the biggest drags on the Fund’s performance for the fiscal 2020 year.

The material factors that affected the Fund were market direction, stock selection, and the ongoing Covid-19 pandemic. The value of the Fund and the securities in which the Fund invests may be adversely affected by impacts caused by COVID-19 and other epidemics and pandemics that may arise in the future. The holdings of the Fund were chosen based on consideration of several factors including market capitalization, stable and strong balance sheets relative to peers, and companies with promising growth potential. The Fund did not rely on derivatives or leverage strategies, and focused on U.S. based energy companies.

Summary of Portfolio Holdings (Unaudited)

As of November 30, 2020

Common Stocks (non-MLP)	55.00%	$89,440,102
Midstream - Oil & Gas (MLP)	35.51%	57,731,908
Exploration & Production (MLP)	2.59%	4,212,067
Refining & Marketing (MLP)	2.01%	3,270,160
Oilfield Services & Equipment (MLP)	2.00%	3,256,591
Power Generation (MLP)	1.32%	2,139,115
Marine Shipping (MLP)	1.28%	2,074,947
Money Market Funds	0.23%	377,087
Biofuels (MLP)	0.06%	98,208
Total Investments	100.00%	$162,600,185

ENERGY FUND	3

ILLUSTRATION OF INVESTMENT (UNAUDITED)

Average Annual Total Returns (Unaudited)

For the periods ended November 30, 2020

				Since Inception
	1 Year	3 Year	5 Year	(July 10, 2014)
Class A Shares - no load	(30.77)%	(14.64)%	(8.81)%	(13.62)%
Class A Shares - with load	(34.71)%	(16.33)%	(9.88)%	(14.42)%
Class C Shares - no load[1]	(31.36)%	(15.27)%	(9.65)%	(14.38)%
Class C Shares - with load[1]	(31.88)%	(15.27)%	(9.65)%	(14.38)%
Institutional Class Shares[2]	(30.69)%	(14.46)%	(8.61)%	(13.42)%
S&P 500 Index[3]	17.46%	13.17%	13.99%	12.29%

The Fund’s past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns, with load, include the 5.75% maximum sales charge for the Class A Shares or the 1.00% maximum deferred sales charge for the Class C Shares.

1	Class C Shares commenced operations on March 15, 2016. Prior to March 15, 2016, performance is based on the performance of Class A Shares adjusted for the Class C Shares’ 12b-1 fees and contingent deferred sales charge.

2	Institutional Shares commenced operations on May 1, 2020. Prior to May 1, 2020, performance is based on the performance of Class A Shares.

3	S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

Fixed Distribution Policy (Unaudited)

The Fund has set a fixed distribution per share policy of $3.06 per year payable in twelve payments of $0.255; two payments in January and one payment in each of February through November. The per share distribution amounts have been adjusted for a 1:3 reverse stock split that occurred on April 17, 2020.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of these distributions.

The Fund’s total return based on net asset value is presented in the table above as well as in the Financial Highlights tables.

4	SPIRIT OF AMERICA

ILLUSTRATION OF INVESTMENT (UNAUDITED) (CONT.)

Growth of $10,000 (Unaudited)
(includes one-time 5.75% maximum sales charge and reinvestment of all distributions)

The graph below compares the increase in value of a $10,000 investment in the Spirit of America Energy Fund Class A Shares with the performance of the S&P 500 Index. The values and returns for Spirit of America Energy Fund Class A Shares include reinvested dividends and the impact of the maximum sales charge of 5.75% placed on purchases. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

The chart represents historical performance of a hypothetical investment of $10,000 in the Fund made on July 10, 2014 and held through November 30, 2020.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and net asset value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, please call (800) 452-4892.

S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure the performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The performance of an index assumes no transaction costs, taxes, management fees or other expenses. A direct investment in an index is not possible.

ENERGY FUND	5

SCHEDULE OF INVESTMENTS  |  NOVEMBER 30, 2020

	Shares	Market Value
Master Limited Partnerships — Partnership Shares 45.26%

Biofuels 0.06%
Enviva Partners LP	2,200	$98,208

Exploration & Production 2.62%
Black Stone Minerals LP	383,749	2,693,918
Viper Energy Partners LP	135,549	1,518,149
		4,212,067
Marine Shipping 1.29%
Teekay LNG Partners LP	175,101	2,074,947

Midstream - Oil & Gas 35.90%
BP Midstream Partners LP	139,496	1,581,885
Cheniere Energy Partners LP	216,119	8,234,134
Energy Transfer LP	571,870	3,534,157
Enterprise Products Partners LP	580,094	11,253,824
Holly Energy Partners LP	35,419	479,573
Magellan Midstream Partners LP	239,115	9,839,582
MPLX LP	558,847	11,758,141
Phillips 66 Partners LP	198,809	5,343,986
Plains All American Pipeline LP	25,500	202,470
Shell Midstream Partners LP	273,998	2,811,219
TC PipeLines LP	79,719	2,463,317
Western Midstream Partners LP	17,800	229,620
		57,731,908
Oilfield Services & Equipment 2.03%
USA Compression Partners LP	276,921	3,256,591

Power Generation 1.33%
Brookfield Renewable Partners LP	30,450	1,936,011
NextEra Energy Partners LP	3,200	203,104
		2,139,115
Refining & Marketing 2.03%
Sunoco LP	117,674	3,270,160

Total Master Limited Partnerships — Partnership Shares (Cost $92,290,874)		72,782,996

Common Stocks 55.62%

Electric Transmission & Distribution 0.27%
Algonquin Power & Utilities Corp.	15,500	243,040
Eversource Energy	2,200	192,522
		435,562

See accompanying notes which are an integral part of these financial statements

6	SPIRIT OF AMERICA

SCHEDULE OF INVESTMENTS (CONT.)  |  NOVEMBER 30, 2020

	Shares	Market Value
Exploration & Production 1.15%
CNX Resources Corp.(a)	5,000	$47,050
Marathon Oil Corp.	46,273	273,936
Parsley Energy, Inc., Class A	112,000	1,403,360
Pioneer Natural Resources Co.	1,300	130,754
		1,855,100
Gas Utilities 2.76%
UGI Corp.	124,922	4,432,233

Integrated Electric Utilities 5.91%
Dominion Energy, Inc.	102,642	8,056,370
Duke Energy Corp.	3,300	305,778
NextEra Energy, Inc.	8,200	603,438
PPL Corp.	19,250	547,085
		9,512,671
Integrated Oils 6.74%
Chevron Corp.(b)	100,030	8,720,615
Exxon Mobil Corp.(b)	55,870	2,130,323
		10,850,938
Midstream - Oil & Gas 28.64%
Antero Midstream Corp.	27,000	181,980
Cheniere Energy, Inc.(a)	20,025	1,135,217
Enbridge, Inc.	322,927	10,078,552
Hess Midstream LP, Class A	217,837	3,927,601
Kinder Morgan, Inc.	745,994	10,727,395
ONEOK, Inc.	150,421	5,395,601
TC Energy Corp.	103,900	4,564,327
Williams Cos, Inc. (The)	477,782	10,023,866
		46,034,539
Oilfield Services & Equipment 0.81%
Baker Hughes Co.	68,500	1,282,320
Halliburton Co.	1,000	16,590
		1,298,910
Power Generation 0.38%
Brookfield Renewable Corp., Class A	7,712	610,405

Refining & Marketing 8.63%
Marathon Petroleum Corp.	97,671	3,797,448
Phillips 66	80,332	4,866,513
Valero Energy Corp.	96,834	5,206,764
		13,870,725
Renewable Energy Equipment 0.22%
SolarEdge Technologies, Inc.(a)	1,300	361,374

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	7

SCHEDULE OF INVESTMENTS (CONT.)  |  NOVEMBER 30, 2020

	Shares	Market Value
Specialty REIT 0.11%
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	3,250	$177,645

Total Common Stocks (Cost $114,502,904)		89,440,102

Money Market Funds 0.23%
Morgan Stanley Institutional Liquidity Fund, Institutional Class, 0.02%(c)	377,087	377,087

Total Money Market Funds (Cost $377,087)		377,087

Total Investments — 101.11% (Cost $207,170,865)		162,600,185
Liabilities in Excess of Other Assets — (1.11)%		(1,787,281)
NET ASSETS — 100.00%		$160,812,904

(a)	Non-income producing security.

(b)	All or a portion of the security is held as collateral for written call options.

(c)	Rate disclosed is the seven day effective yield as of November 30, 2020.

SCHEDULE OF WRITTEN OPTIONS  |  NOVEMBER 30, 2020

	Number of	Notional	Exercise	Expiration
	Contracts	Amount	Price	Date	Value
Written Call Options — (0.00)%
Chevron Corp. (a)	(20)	$(174,360)	$95.00	December 2020	$(1,300)
Exxon Mobil Corp. (a)	(40)	(152,520)	40.00	December 2020	(2,880)

Total Written Call Options — (0.00)% (Premiums Received $4,998)					$(4,180)

(a)	Non-income producing security.

See accompanying notes which are an integral part of these financial statements

8	SPIRIT OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES  |  NOVEMBER 30, 2020

ASSETS
Investments in securities at value (cost $207,170,865)	$162,600,185
Receivable for investments sold	70,657
Receivable for Fund shares sold	1,412,965
Dividends and interest receivable	581,368
Prepaid franchise tax expense	18,104
Prepaid expenses	43,526
TOTAL ASSETS	164,726,805

LIABILITIES
Options written, at value (premiums received $4,998)	4,180
Payable for Fund shares redeemed	154,825
Payable for distributions to shareholders	3,343,349
Payable for investment advisory fees	120,984
Payable for distribution (12b-1) fees	32,806
Payable for accounting and administration fees	7,190
Payable for transfer agent fees	7,579
Income Tax Payable	121,127
Other accrued expenses	121,861
TOTAL LIABILITIES	3,913,901
NET ASSETS	$160,812,904

SOURCE OF NET ASSETS
As of November 30, 2020, net assets consisted of:
Paid-in capital	$398,010,788
Accumulated earnings (deficit), net of deferred taxes	(237,197,884)
NET ASSETS	$160,812,904

NET ASSETS:
Class A Shares	$159,149,864
Class C Shares	$1,643,863
Institutional Shares	$19,177
SHARES OUTSTANDING ($0.001 par value, 500,000,000 authorized shares):
Class A Shares	13,068,980
Class C Shares	143,905
Institutional Shares	1,670
NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
Class A Shares	$12.18
Class C Shares	$11.42
Institutional Shares	$11.48
OFFERING PRICE PER SHARE (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share:
Class A Shares	$12.92
MAXIMUM SALES CHARGE:
Class A Shares	5.75%

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	9

STATEMENT OF OPERATIONS

For the Year Ended
November 30, 2020
INVESTMENT INCOME
MLP Distributions	$11,354,144
Less Return of Capital	(11,376,251)
Dividends (net of foreign taxes withheld of $148,215)	6,541,884
Interest	2,921
TOTAL INVESTMENT INCOME	6,522,698

EXPENSES
Investment advisory	2,036,516
Distribution (12b-1) — Class A	530,329
Distribution (12b-1) — Class C	22,265
Accounting and Administration	126,552
Transfer agent	85,310
Sub transfer agent	49,998
Insurance	49,688
Directors	43,511
Registration	41,728
Printing	41,213
Auditing	32,473
Custodian	24,671
Legal	21,511
Interest	10,047
Chief Compliance Officer	7,646
Line of credit	2,450
Other	71,445
TOTAL EXPENSES	3,197,353
NET INVESTMENT INCOME BEFORE TAXES	3,325,345
Current and deferred income tax expense/(benefit), net of valuation allowance	164,374
NET INVESTMENT INCOME NET OF DEFERRED TAXES	3,160,971

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss from investment transactions	(72,318,023)
Net realized gain on foreign currency transactions	7,134
Net realized gain on written option transactions	8,863
Current and deferred income tax expense/(benefit), net of valuation allowance	—
Net realized loss, net of deferred taxes	(72,302,026)
Net change in unrealized depreciation of investments	(31,093,616)
Net change in unrealized appreciation of written options contracts	818
Current and deferred income tax expense/(benefit), net of valuation allowance	—
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(103,394,824)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(100,233,853)

See accompanying notes which are an integral part of these financial statements

10	SPIRIT OF AMERICA

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended	For the Year Ended
	November 30, 2020	November 30, 2019
OPERATIONS
Net investment income (loss), net of deferred taxes	$3,160,971	$3,455,670
Net realized (loss) on investment transactions and written options, net of deferred taxes	(72,302,026)	(16,013,429)
Net change in unrealized appreciation (depreciation) of investments and written options, net of deferred taxes	(31,092,798)	(6,267,497)
Net decrease in net assets resulting from operations	(100,233,853)	(18,825,256)

DISTRIBUTIONS TO SHAREHOLDERS
From return of capital:
Class A	(51,115,753)	(82,598,520)
Class C	(565,934)	(1,004,002)
Class Institutional	(2,723)	—
Total distributions to shareholders	(51,684,410)	(83,602,522)

CAPITAL TRANSACTIONS
Class A Shares:
Shares sold	17,131,138	40,249,659
Shares issued from reinvestment of distributions	20,298,462	35,055,791
Shares redeemed	(75,440,299)	(135,286,722)
Total Class A Shares	(38,010,699)	(59,981,272)
Class C Shares:
Shares sold	199,260	669,892
Shares issued from reinvestment of distributions	232,219	446,352
Shares redeemed	(891,240)	(1,824,817)
Total Class C Shares	(459,761)	(708,573)
Institutional Shares(a):
Shares sold	17,500	—
Shares issued from reinvestment of distributions	2,723	—
Total Institutional Shares	20,223	—
Decrease in net assets derived from capital share transactions	(38,450,237)	(60,689,845)
Total decrease in Net Assets	(190,368,500)	(163,117,623)

NET ASSETS
Beginning of year	351,181,404	514,299,027
End of year	$160,812,904	$351,181,404

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	11

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)

	For the Year Ended	For the Year Ended
	November 30, 2020	November 30, 2019
SHARE TRANSACTIONS
Class A Shares(b):
Shares sold	1,135,403	4,398,996
Shares issued from reinvestment of distributions	1,428,337	3,923,008
Shares redeemed	(4,689,245)	(15,015,299)
Total Class A Shares	(2,125,505)	(6,693,295)
Class C Shares(b):
Shares sold	10,007	73,751
Shares issued from reinvestment of distributions	17,138	51,689
Shares redeemed	(57,007)	(215,831)
Total Class C Shares	(29,862)	(90,391)
Institutional Shares(a):
Shares sold	1,431	—
Shares issued from reinvestment of distributions	239	—
Total Institutional Shares	1,670	—
Decrease in shares outstanding	(2,153,697)	(6,783,686)

(a)	For the period May 1, 2020 (commencement of operations) to November 30, 2020.

(b)	Share amounts have been adjusted for 1:3 reverse stock split that occurred on April 17, 2020.

See accompanying notes which are an integral part of these financial statements

12	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS — CLASS A

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented. *

	For the Year Ended November 30,
	2020	2019	2018	2017	2016
Net Asset Value, Beginning of Period	$22.86	$29.19	$36.27	$44.19	$49.05

Income from Investment Operations:
Net investment income (loss)(a)	0.23	0.21	(0.18)	(0.36)	(0.36)
Return of capital(a)	0.82	1.38	1.92	2.25	2.70
Net realized and unrealized loss on investments	(8.00)	(2.85)	(3.18)	(3.06)	(0.45)
Total income from investment operations	(6.95)	(1.26)	(1.44)	(1.17)	1.89

Less distributions:
Distributions from net investment income	—	—	—	—	—
From return of capital	(3.73)	(5.07)	(5.64)	(6.75)	(6.75)
Total distributions	(3.73)	(5.07)	(5.64)	(6.75)	(6.75)

Net Asset Value, End of Period	$12.18	$22.86	$29.19	$36.27	$44.19
Total Return(b)	(30.77)%	(5.47)%	(4.95)%	(3.62)%	5.17%

Ratios/Supplemental Data:
Net assets, end of period (000)	$159,150	$347,373	$508,512	$646,562	$554,182
Ratio of expenses to average net assets:
Before expense waivers or recoupment and deferred tax benefit	1.56%	1.43%	1.38%	1.38%	1.43%
Net of expense waivers or recoupment and before deferred tax benefit	1.56%	1.43%	1.38%	1.38%	1.43%
Deferred tax expense(c)	0.00%	0.00%	0.00%	0.00%	0.00%
Total net expenses	1.56%	1.43%	1.38%	1.38%	1.43%
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupment and deferred tax benefit	1.49%	0.77%	(0.54)%	(0.79)%	(0.87)%
Net of expense waivers or recoupment and before deferred tax benefit	1.49%	0.77%	(0.54)%	(0.79)%	(0.87)%
Deferred tax benefit (loss)(d)	0.00%	0.00%	0.00%	0.00%	0.00%
Net investment income (loss)	1.49%	0.77%	(0.54)%	(0.79)%	(0.87)%
Portfolio turnover	8%	17%	19%	11%	18%

*	Share amounts have been adjusted for 1:3 reverse stock splits that occurred on April 20, 2018 and April 17, 2020.

(a)	Calculated based on the average number of shares outstanding during the period.

(b)	Calculation does not reflect sales load.

(c)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain(loss).

(d)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income(loss) only.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	13

FINANCIAL HIGHLIGHTS — CLASS C

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented. *

					For the
					Period Ended
	For the Year Ended November 30,				November 30,
	2020	2019	2018	2017	2016(a)
Net Asset Value, Beginning of Period	$21.93	$28.38	$35.64	$43.92	$40.23

Income from Investment Operations:
Net investment income (loss)(b)	0.11	— (c)	(0.42)	(0.63)	(0.54)
Return of capital(b)	0.78	1.32	1.86	2.25	2.16
Net realized and unrealized loss on investments	(7.67)	(2.70)	(3.06)	(3.15)	7.11
Total income from investment operations	(6.78)	(1.38)	(1.62)	(1.53)	8.73

Less distributions:
Distributions from net investment income	—	—	—	—	—
From return of capital	(3.73)	(5.07)	(5.64)	(6.75)	(5.04)
Total distributions	(3.73)	(5.07)	(5.64)	(6.75)	(5.04)

Net Asset Value, End of Period	$11.42	$21.93	$28.38	$35.64	$43.92
Total Return(d)	(31.36)%	(6.10)%	(5.60)%	(4.52)%	21.58	% (e)

Ratios/Supplemental Data:
Net assets, end of period (000)	$1,644	$3,809	$5,787	$6,344	$2,851
Ratio of expenses to average net assets:
Before expense waivers or recoupment and deferred tax benefit	2.31%	2.18%	2.13%	2.13%	2.16	% (f)
Net of expense waivers or recoupment and before deferred tax benefit	2.31%	2.18%	2.13%	2.13%	2.16	% (f)
Deferred tax expense(g)	0.00%	0.00%	0.00%	0.00%	0.00	% (f)
Total net expenses	2.31%	2.18%	2.13%	2.13%	2.16	% (f)
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupment and deferred tax benefit	0.73%	0.02%	(1.28)%	(1.49)%	(1.67	)% (f)
Net of expense waivers or recoupment and before deferred tax benefit	0.73%	0.02%	(1.28)%	(1.49)%	(1.67	)% (f)
Deferred tax benefit (loss)(h)	0.00%	0.00%	0.00%	0.00%	0.00	% (f)
Net investment income (loss)	0.73%	0.02%	(1.28)%	(1.49)%	(1.67	)% (f)
Portfolio turnover	8%	17%	19%	11%	18	% (e)

*	Share amounts have been adjusted for 1:3 reverse stock splits that occurred on April 20, 2018 and April 17, 2020.

(a)	For the period March 15, 2016 (commencement of operations) to November 30, 2016.

(b)	Calculated based on the average number of shares outstanding during the period.

(c)	Amount is less than $0.005.

(d)	Calculation does not reflect sales load.

(e)	Calculation is not annualized.

(f)	Calculation is annualized.

(g)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain(loss).

(h)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income(loss) only.

See accompanying notes which are an integral part of these financial statements

14	SPIRIT OF AMERICA

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the
	Period Ended
	November 30,
	2020(a)
Net Asset Value, Beginning of Period	$12.23

Income from Investment Operations:
Net investment income (loss)(b)	0.16
Return of capital(b)	0.63
Net realized and unrealized gain on investments	0.25	(c)
Total income from investment operations	1.04

Less distributions:
Distributions from net investment income	—
From return of capital	(1.79)
Total distributions	(1.79)

Net Asset Value, End of Period	$11.48
Total Return	9.54	% (d)

Ratios/Supplemental Data:
Net assets, end of period (000)	19
Ratio of expenses to average net assets:
Before expense waivers or recoupment and deferred tax benefit	1.31	% (e)
Net of expense waivers or recoupment and before deferred tax benefit	1.31	% (e)
Deferred tax expense(f)	0.00	% (e)
Total net expenses	1.31	% (e)
Ratio of net investment income (loss) to average net assets:
Before expense waivers or recoupment and deferred tax benefit	2.35	% (e)
Net of expense waivers or recoupment and before deferred tax benefit	2.35	% (e)
Deferred tax benefit (loss)(g)	0.00	% (e)
Net investment income (loss)	2.35	% (e)
Portfolio turnover	8	% (d)

(a)	For the period May 1, 2020 (commencement of operations) to November 20, 2020.

(b)	Calculated based on the average number of shares outstanding during the period.

(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period due to the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(d)	Calculation is not annualized.

(e)	Calculation is annualized.

(f)	Deferred tax expense (benefit) estimate for the ratio calculation is derived from the net investment income (loss) and realized and unrealized gain(loss).

(g)	Deferred tax benefit (expense) estimate for the ratio calculation is derived from the net investment income(loss) only.

See accompanying notes which are an integral part of these financial statements

ENERGY FUND	15

NOTES TO FINANCIAL STATEMENTS  |  NOVEMBER 30, 2020

Note 1 – Organization

Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc. (the “Company”), is an open-end mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was incorporated under the laws of Maryland on May 15, 1997. The Company offers 6 separate series, or mutual funds, each with its own investment objective and strategy. The Fund commenced operations on July 10, 2014. The investment objective of the Fund is to provide investors long-term capital appreciation and current income.

The Fund currently offers Class A Shares, Class C Shares and Institutional Shares. Each class of shares for the Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. The price at which the Fund will offer or redeem shares is the net asset value (“NAV”) per share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. Class A shares have a maximum sales charge on purchases of 5.75% as a percentage of the original purchase price. A Contingent Deferred Sales Charge (“CDSC”) of 1.00% may be imposed on redemptions of Class A shares that were purchased within one year of the redemption date where an indirect commission was paid. A CDSC of 1.00% on Class C Shares applies to shares sold within 13 months of purchase.

Effective April 17, 2020 and April 20, 2018, the Fund underwent a 1-for-3 reverse share split. The effect of the reverse share split transactions was to divide the number of outstanding shares of the Fund by the reverse split factor, with a corresponding increase in the net asset value per share. These transactions did not change the net assets of the Fund or the value of a shareholder’s investment. The historical share transactions presented in the Statements of Changes in Net Assets and per share data presented in the Financial Highlights have been adjusted retroactively to give effect to the reverse share split.

Note 2 – Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”) for investment companies.

A. Security Valuation: The offering price and NAV per share for the Fund are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”), currently 4:00 p.m., Eastern Time on each day the NYSE is open for trading. The Fund’s securities are valued at the official close or the last reported sales price on the principal exchange on which the security trades, or if no sales price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. Unlisted securities traded in the over-the-counter market are valued using an evaluated quote provided by the independent pricing service, or, if an evaluated quote is unavailable, such securities are valued using prices received from dealers, provided that if the dealer supplies both bid and ask prices, the price to be used is the mean of the bid and asked prices. The independent pricing service derives an evaluated quote by obtaining dealer quotes, analyzing the listed markets, reviewing trade execution data and employing sensitivity analysis. Evaluated quotes may also reflect appropriate factors such as individual characteristics of the issue, communications with broker-dealers, and other market data. Fund securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the supervision of the Board.

B. Fair Value Measurements: Various inputs are used in determining the fair value of investments which are as follows:

● Level 1 –	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date.

● Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

● Level 3 –	Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments).

16	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  NOVEMBER 30, 2020

The summary of inputs used to value the Fund’s investments as of November 30, 2020 is as follows:

	Level 1	Level 2	Level 3	Total
Investment Securities
Master Limited Partnerships - Common Stocks	$72,782,996	$—	$—	$72,782,996
Common Stocks	89,440,102	—	—	89,440,102
Money Market	377,087	—	—	377,087
Total Investment Securities	$162,600,185	$—	$—	$162,600,185

Other Financial Instruments (a)
Written Options	$(4,180)	$—	$—	$(4,810)
Total Investments	$162,596,005	$—	$—	$162,596,005

(a)	Other Financial Instruments are derivative instruments not reflected on the Schedules of Investments, such as written option contracts.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

C. Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized using the effective interest method, if applicable.

D. Federal Income Taxes: The Fund is taxed as a regular C-corporation for federal income tax purposes. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in Master Limited Partnerships (“MLPs”) invested in energy assets. As a result, the Fund will be obligated to pay applicable federal and state corporate income taxes on its taxable income as opposed to most other investment companies which are not so obligated. The Fund expects that a portion of the distributions it receives from MLPs may be treated as a tax-deferred return of capital, thus reducing the Fund’s current tax liability. However, the amount of taxes currently paid by the Fund will vary depending on the amount of income and gains derived from investments and/or sales of MLP interests and such taxes will reduce your return from an investment in the Fund.

Cash distributions from MLPs to the Fund that exceed such Fund’s allocable share of such MLPs net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in such Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with (i) that portion of MLP distributions considered to be a tax-deferred return of capital as well as (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Fund will modify the estimates or assumptions related to the Fund’s deferred tax liability as new information becomes available. The Fund will generally compute deferred income taxes based on the marginal regular federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

ENERGY FUND	17

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  NOVEMBER 30, 2020

Since the Fund will be subject to taxation on its taxable income, the NAV of Fund shares will also be reduced by the accrual of any deferred tax liabilities. The S&P 500 Index (the “Index”), however, is calculated without any adjustments for taxes. As a result, the Fund’s after tax performance could differ significantly from the Index even if the pretax performance of the Fund and the performance of the Index are closely correlated.

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2020	Current	Deferred	Total
Federal	$—	$21,285,420	$21,285,420
State (net of federal)	164,374	2,013,839	2,178,213
Valuation Allowance	—	(23,299,259)	(23,299,259)
Total tax expense	$164,374	$—	$164,374

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes.

Components of the Fund’s deferred tax assets and liabilities are as follows:

As of
November 30,
Deferred tax assets:	2020
Net operating loss carryforward	44,615,863
Net capital loss carryforward	9,240,167
Net unrealized loss on investment securities	3,158,211
Other	389,838
Valuation Allowance	(57,404,079)
Net Deferred Tax Asset	$—

Net operating loss carryforwards are available to offset future taxable income. Prior to the passing of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, Net Operating Losses (“NOLs”) were subject to the Tax Cuts and Jobs Act (TCJA) but are now governed under the CARES Act. Under the CARES Act, NOLs arising in tax years beginning after December 31, 2017, and before January 1, 2021 may be carried back five tax years and carried forward twenty years. Since the enactment of the TCJA, NOLs generally could not be carried back but could be carried forward indefinitely. Further, the TCJA limited NOL absorption to 80% of taxable income. The CARES Act temporarily removes the 80% limitation, reinstating it for tax years beginning after December 31, 2020. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2017	$22,753,103	November 30, 2037
November 30, 2018	16,667,406	November 30, 2038

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The Fund has net capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2015	$9,221,227	November 30, 2020
November 30, 2016	35,470,784	November 30, 2021
November 30, 2017	6,587,134	November 30, 2022
November 30, 2018	26,647,868	November 30, 2023
November 30, 2019	27,517,058	November 30, 2024
November 30, 2020	84,896,641	November 30, 2025

18	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  NOVEMBER 30, 2020

The Fund reviews the recoverability of its deferred tax assets based upon the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight was given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based upon the Fund’s assessment, it has determined that it is more likely than not that a portion of its deferred tax assets will not be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance has been established for the Fund’s deferred tax assets. The Fund will continue to assess the need for additional valuation allowance in the future. Significant changes in the fair value of its portfolio investments may change the Fund’s assessment of the recoverability of these assets and may impact the valuation allowances recorded against all or a portion of the Fund’s gross deferred tax assets.

Total income tax expense (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 21% to net investment and realized and unrealized gain/(losses) on investment before taxes as follows:

Year Ended
November 30,
2020
Income tax expense at statutory rate	$(21,014,591)
State income taxes (net of federal effect)	(2,277,321)
Permanent differences, net	(371,460)
Change in estimated state deferred rate	459,566
Other	68,921
Valuation Allowance	23,299,259
Net income tax expense	$164,374

The Fund recognizes interest accrued related to unrecognized tax benefits and penalties as income tax expense. For the fiscal year ended November 30, 2020, the Fund had no accrued penalties or interest.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the fund. No U.S. federal or state income tax returns are currently under examination. The tax periods ended November 30, 2017, November 30, 2018, November 30, 2019 and November 30, 2020 remain subject to examination by tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The adjusted cost basis of investment and gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Year Ended
November 30,
2020
Gross unrealized appreciation - investment securities	$26,206,408
Gross unrealized depreciation - investment securities	(39,682,428)
Net unrealized appreciation - investment securities	$(13,476,020)
Cost basis of investments	$176,076,206

E. Use of Estimates: In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ENERGY FUND	19

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  NOVEMBER 30, 2020

F. Distributions to Shareholders: The Board has set a distribution policy in which the Fund pays fixed rate monthly distributions to shareholders, all or a portion of which is expected to be characterized as return of capital. Return of capital distributions will generally not be taxable to the shareholders for U.S. federal income tax purposes. The final determination of the amount of the Fund’s return of capital distributions for the period will be made after the end of each calendar year.

G. Allocation of Income, Expenses, Gains and Losses: Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Note 3 – Derivative Transactions

Written Options Contracts – The Fund may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. Investing in written options contracts exposes a Fund to equity price risk.

The Fund’s use of derivatives for the fiscal year ended November 30, 2020, was limited to written options.

Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds. The month-end average notional amount for the fiscal year ended November 30, 2020 was $64,318. Following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds.

Statement of Assets and Liabilities			Statement of Operations
				Amount of	Amount of
Financial	Location of Asset/		Location of Gain (Loss) on	Realized	Unrealized
Instrument Type	Liability Derivatives	Value	Derivatives Recognized	Gain (Loss)	Gain (Loss)
Written Call Options (Equity Contracts)	Options written, at value	$(4,180)	Net realized gain from written option transactions	$8,863
			Net change in unrealized appreciation of written option contracts		$818

Balance Sheet Offsetting Information – During the ordinary course of business, the Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of November 30, 2020, the Fund was not invested in any portfolio securities or derivatives that could be netted subject to netting arrangements. The following table provides a summary of amounts related to derivative instruments and amounts related to financial instruments and cash collateral not offset in the Statement of Assets and Liabilities as of November 30, 2020.

	Amounts not Offset in Statement
	of Assets and Liabilities
	Gross Amounts
	Presented in
	Statements
	of Assets and	Financial
Derivative	Liabilities	Instruments	Cash Collateral	Net Amount
Written options	$(4,180)	$4,180	$—	$—

20	SPIRIT OF AMERICA

NOTES TO FINANCIAL STATEMENTS (CONT.)  |  NOVEMBER 30, 2020

Note 4 – Purchases and Sales of Securities

Purchases and proceeds from the sales of securities for the fiscal year ended November 30, 2020, excluding short-term investments, were $17,131,384 and $104,952,434, respectively.

Note 5 – Investment Management Fee and Other Transactions with Affiliates

Spirit of America Management Corp. (the “Adviser”) has been retained to act as the Company’s investment adviser pursuant to an Investment Advisory Agreement (the “Advisory Agreement”). The Adviser was incorporated in 1997 and is a registered investment adviser under the Investment Advisers Act of 1940, as amended. Under the Advisory Agreement, the Fund pays the Adviser a monthly fee of 1/12 of 0.95% of the Fund’s average daily net assets. Investment advisory fees for the fiscal year ended November 30, 2020 were $2,036,516.

The Fund has adopted a Plan of Distribution (the “12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. The 12b-1 Plan permits the Fund or class, as applicable, to pay David Lerner Associates, Inc. (the “Distributor”) from its own assets for the Distributor’s services and expenses in distributing shares of the Fund (“12b-1 fees”) and providing personal services and/or maintaining shareholder accounts (“service fees”). The Fund’s Class A Shares pay a 12b-1 fee at the annual rate of 0.25% of average daily net assets. With respect to Class C Shares, the fee paid to the Distributor by the Fund is 1.00% of the average daily net assets of the Class C Shares. The Fund’s Institutional Class Shares do not have a 12b-1 Plan. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees paid to the distributor or to institutions that have agreements with the Distributor to provide such services. Each class of shares of the Fund has exclusive voting rights with respect to its 12b-1 Plan. Since 12b-1 fees are paid out of the assets of the respective share class of the Fund on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For the fiscal year ended November 30, 2020, fees paid to the Distributor under the Plan were $552,594.

The Fund’s Class A Shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund’s current prospectus. For the fiscal year ended November 30, 2020, sales charges received by the Distributor were $656,657. CDSC fees collected for the fiscal year ended November 30, 2020 were $2,273 for Class A Shares and $824 for Class C Shares.

Certain Officers and Directors of the Company are “affiliated persons”, as that term is defined in the 1940 Act, of the Adviser or the Distributor. Each Director of the Company, who is not an affiliated person of the Adviser or Distributor, receives a quarterly retainer of $7,800, $1,500 for each Board meeting attended, $500 for each special meeting attended, and $500 for each committee meeting attended plus reimbursement for certain travel and other out-of-pocket expenses incurred in connection with attending Board meetings. Effective January 1, 2021, the quarterly retainer is reduced to $6,000. The Company does not compensate the Officers directly for the services they provide. There are no Directors’ fees paid to affiliated Directors of the Company. For the fiscal year ended November 30, 2020, the Fund was allocated $7,646 of the Chief Compliance Officer’s salary.

Note 6 – Concentration and Other Risks

The Fund concentrates its investments in securities and other assets of energy and energy related companies. A fund that invests primarily in a particular sector could experience greater volatility than funds investing in a broader range of industries. Due to the fact that the Fund normally invests at least 80% of its assets in the securities of companies principally engaged in activities in the energy industry, the Fund’s performance largely depends on the overall condition of the energy industry. The energy industry could be adversely affected by energy prices, supply-and-demand for energy resources, and various political, regulatory, and economic factors. Investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

ENERGY FUND	21

NOTES TO FINANCIAL STATEMENTS (CONT.)   |   NOVEMBER 30, 2020

Note 7 – Line of Credit

The Company participates in a short-term credit agreement (“Line of Credit”) with The Huntington National Bank, the custodian of the Fund’s investments expiring on May 19, 2021. Borrowings under this agreement bear interest at London Interbank Offered Rate (“LIBOR”) plus 1.500%. Maximum borrowings for the Company is the lesser of $3,000,000 or 10% of the Funds’ daily market value. The Fund did not have any outstanding borrowings as of the fiscal year ended November 30, 2020. During the fiscal year ended November 30, 2020, the Fund’s borrowing activity was as follows:

Total bank line of credit as of November 30, 2020	$3,000,000
Average borrowings during period	$396,938
Number of days outstanding*	66
Average interest rate during period	2.161%
Highest balance drawn during period	$2,118,913
Highest balance interest rate	3.305%
Interest expense incurred	$10,047
Interest rate at November 30, 2020	2.000%

*	Number of days outstanding represents the total days during the fiscal year ended November 30, 2020 that the Fund utilized the line of credit.

Note 8 – Coronavirus (COVID-19) Pandemic

The COVID-19 pandemic has caused financial markets to experience periods of increased volatility due to uncertainty that exists around its long-term effects. COVID-19 has resulted in varying levels of travel restrictions, quarantines, disruptions to supply chains and customer activity, leading to general concern and economic uncertainty. The full impact and duration of the pandemic cannot necessarily be foreseen. Management continues to monitor developments and navigate accordingly, further evaluating the anticipated impact to financial markets.

Note 9 – Subsequent Events

Management of the Fund has evaluated the need for disclosures resulting from subsequent events through the date these financial statements were issued. Management has determined that there were no additional items requiring additional disclosure.

22	SPIRIT OF AMERICA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Spirit of America Energy Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Spirit of America Energy Fund (the “Fund”), a series of Spirit of America Investment Fund, Inc., including the schedule of investments, as of November 30, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

January 25, 2021

ENERGY FUND	23

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

FOR THE SIX MONTH PERIOD JUNE 1, 2020 TO NOVEMBER 30, 2020

We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of the Fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund.

The Fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the six month period, June 1, 2020 to November 30, 2020.

Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, the third column shows the period’s annualized expense ratio, and the last column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period.”

Hypothetical 5% Return: This section is intended to help you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. You can assess your Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), or redemption fees.

	Beginning	Ending	Expenses	Expenses
	Account Value,	Account Value,	Annualized	Paid During
	June 1, 2020	November 30, 2020	Expense Ratio	Period(1)
Class A Shares
Actual	$1,000.00	$ 977.30	1.68%	$ 8.30
Hypothetical (2)	$1,000.00	$1,016.60	1.68%	$ 8.47
Class C Shares
Actual	$1,000.00	$ 972.90	2.43%	$ 11.99
Hypothetical (2)	$1,000.00	$1,012.85	2.43%	$ 12.23
Institutional Class Shares
Actual	$1,000.00	$ 977.50	1.43%	$ 7.07
Hypothetical (2)	$1,000.00	$1,017.80	1.43%	$ 7.21

(1)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

(2)	Assumes a 5% annual return before expenses.

24	SPIRIT OF AMERICA

MANAGEMENT OF THE COMPANY (UNAUDITED)

Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available without charge, upon request, by calling (516) 390-5565.

Name (Age) and Address	Position(s) Held with the Company	Term of Office [1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
INTERESTED DIRECTORS
David Lerner [2] (84) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director, Chairman of the Board, President	Since 1998	Founder, David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor; and President, Spirit of America Management Corp., the Company’s investment adviser.	6	President and Director of Spirit of America Management Corp., the Company’s investment adviser.
Daniel Lerner[2] (58) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	Senior Vice President, Investment Counselor with David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor, since September 2000.	6	Director of David Lerner Associates, Inc., a registered broker-dealer and the Company’s Distributor.
INDEPENDENT DIRECTORS [3]
Allen Kaufman (83) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 1998	President and Chief Executive Officer of K.G.K. Agency, Inc., a property and casualty insurance agency, since 1963.[4]	6	Director of K.G.K. Agency, Inc., a property and casualty insurance agency.
Stanley S. Thune (83) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Lead Director	Since 1998	President and Chief Executive Officer, Freight Management Systems, Inc., a third party logistics management company, since 1994; private investor.	6	Director of Freight Management Systems, Inc.
Richard Weinberger (83) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Director	Since 2005	Retired; Of Counsel to Ballon Stoll Bader & Nadler, P.C., a mid-sized law firm, January 2005 to March 2011; Shareholder, Ballon Stoll Bader & Nadler, P.C. January 2000 to December 2004.	6	None
OFFICERS
David Lerner (see biography above)	President
Alan P. Chodosh (66) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Treasurer and Secretary	Since 2003 Since 2005	Senior Advisor, David Lerner Associates, Inc. from April 2016 to present; Executive Vice President and Chief Financial Officer of David Lerner Associates, Inc. from June 1999 to August 2016.	N/A	N/A
Joseph Pickard (59) c/o Spirit of America Investment Fund, Inc. 477 Jericho Turnpike Syosset, New York 11791	Chief Compliance Officer	Since 2007	Chief Compliance Officer of Spirit of America Investment Fund, Inc. and Spirit of America Management Corp. since July 2007; Counsel to Interested Directors of Spirit of America Investment Fund, Inc. since July 2002; General Counsel of David Lerner Associates, Inc. since July 2002.	N/A	N/A

1	Each Director serves for an indefinite term, until his successor is elected.

2	David Lerner is an “interested” Director, as defined in the 1940 Act, by reason of his positions with the Adviser and Daniel Lerner is an “interested” Director by reason of his position with the Distributor. Daniel Lerner is the son of David Lerner.

3	At a meeting of the Board of Directors of Spirit of America Fund, Inc. (the “Company”) held on November 4, 2020, Mr. John Dempsey was elected as an Independent Director of the Company, effective at the time of the Board’s August 2021 meeting.

4	K.G.K. Agency, Inc. provides insurance to David Lerner Associates, Inc. and affiliated entities. However, the Board has determined that Mr. Kaufman is not an “interested” Director because the insurance services are less than $120,000 in value.

ENERGY FUND	25

The following notice does not constitute part of and is not

incorporated into the prospectus of the Fund.

PRIVACY NOTICE

Rev. 5/2018

FACTS	WHAT DOES THE SPIRIT OF AMERICA ENERGY FUND (THE “FUND”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●      Social Security number

●      account balances

●      account transactions

●      transaction history

●      wire transfer instructions

●      checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Spirit of America Investment Fund, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Funds share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For non-affiliates to market to you	No	We don’t share

Questions?	Call (516) 390-5565

26	SPIRIT OF AMERICA

What we do
Who is providing this notice?	Funds advised by Spirit of America Management Corp. A complete list is included below.
How does the Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Fund collect my personal information?

We collect your personal information, typically through David Lerner Associates, Inc., (“DLA”) for example, when you

●     open an account

●     provide account information

●     give DLA your contact information

●     make a wire transfer

●     tell DLA where to send the money

DLA may collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness

●     affiliates from using your information to market to you

●     sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and non-financial companies.

●     Our affiliates include: Spirit of America Management Corp; David Lerner Associates, Inc.; The Great Art Fund, LLC; and SRLA, Inc.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● The Fund does not share with non-affiliates so they can market to you.
Joint Marketing	● The Fund does not jointly market.
List of funds providing this notice
Spirit of America Energy Fund

ENERGY FUND	27

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Proxy Voting Information

The Company’s Statement of Additional Information (“SAI”) containing a description of the policies and procedures that the Spirit of America Energy Fund uses to determine how to vote proxies relating to portfolio securities, along with the Company’s proxy voting record relating to portfolio securities held during the 12-month period ended June 30 are available (i) without charge, upon request, by calling (516) 390-5565; and (ii) on the SEC’s website at http://www.sec.gov.

Portfolio Disclosure

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year within sixty days after the end of the period as an exhibit to its reports on Form N-PORT. The Company’s Form N-PORT will be available on the SEC’s website at http://www.sec.gov.

Investment Adviser
Spirit of America Management Corp.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Distributor
David Lerner Associates, Inc.
477 Jericho Turnpike
P.O. Box 9006
Syosset, NY 11791-9006

Shareholder Services
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Custodian
The Huntington National Bank
7 Easton Oval
Columbus, OH 43219

Independent Registered
Public Accounting Firm
Tait Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

Counsel
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

For additional information about the Spirit of America Energy Fund, call (800) 452-4892 or (516) 390-5565.

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus which includes details regarding the Fund’s objectives, risks, policies, expenses, and other information.

©Copyright 2020 Spirit of America	SOAEN-AR20

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $26,073

Fiscal year ended 2019: $26,073

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $0

Fiscal year ended 2019: $0

Fees for 2020 and 2019 related to the agreed-upon review of items within the Management’s Discussion of Fund Performance sections of the Funds’ Form N-CSR filing.  Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $3,900

Fiscal year ended 2019: $3,900

Fees for 2020 and 2019 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2020: $0

Fiscal year ended 2019: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)        0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended December 31, 2019 and December 31, 2020 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Spirit of America Funds, Inc.

By (Signature and Title)* /s/ David Lerner

David Lerner, Principal Executive Officer

Date 2/2/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ David Lerner

David Lerner, Principal Executive Officer

Date_2/2/2021

By (Signature and Title)* /s/ Alan P. Chodosh

Alan P. Chodosh, Principal Financial Officer

Date_1/28/2021